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                       OPTIKA SOFTWARE LICENSE AGREEMENT
PLEASE READ THIS SOFTWARE LICENSE AGREEMENT ("AGREEMENT") CAREFULLY BEFORE USING THE SOFTWARE. BY USING THE SOFTWARE, YOU ("LICENSEE") ARE AGREEING TO BE BOUND BY THE TERMS OF THIS AGREEMENT. IF YOU DO NOT AGREE TO THE TERMS OF THIS AGREEMENT, PROMPTLY RETURN THE UNUSED SOFTWARE AND THE COPY PROTECTION DEVICE TO THE PLACE YOU OBTAINED IT AND YOUR MONEY WILL BE REFUNDED.

LICENSE The software ("the "Software") and user manuals (collectively, the "Product") accompanying this Agreement are owned by Optika Imaging Systems, Inc. ("Optika"). Subject to the terms and conditions of this Agreement, Optika grants Licensee a limited, non-transferable, non-sublicensable, non-exclusive right to use the supplied copy of the Product on a single computer in accordance with the applicable user documentation. Licensee may make one (1) copy of the Software in object code form for back-up purposes only. This Agreement does not grant any ownership or other rights to the Product. Optika reserves all rights not expressly and unambiguously granted to you.

RESTRICTIONS Licensee shall not (and shall not allow any third party to) (i) decompile, disassemble, or otherwise reverse engineer or attempt to reconstruct or discover any source code, or underlying ideas or algorithms of the Product,
(ii) provide, lease, lend, use for timesharing or service bureau purposes or otherwise use or allow others to use the Product to or for the benefit of third parties, (iii) except as specified in the applicable user documentation, modify, incorporate into or with other software or create a derivative work of any part of the Product, or (iv) disseminate performance information or analysis from any source relating to the Product.

TERM This Agreement will become effective on the date you first use the Software and will remain in force until terminated. You may terminate this Agreement at any time by destroying the Product together with all copies. This Agreement shall also automatically terminate if you breach any of the terms or conditions herein. You agree to destroy the original and all adaptations or copies of the Product, or to return them to Optika upon termination of this Agreement.

LIMITED WARRANTY Except as provided in this limited warranty, Optika warrants for a period of ninety (90) days from the date of commencement of this Agreement (the "Warranty Period"):

     (i) that, if the Software fails to conform substantially to the specifications in the documentation accompanying the Software and if the nonconformity is reported in writing by you to Optika within the Warranty Period, Optika, at its option, will either remedy the nonconformity or refund any license fees paid by you upon return of all copies of the Product to Optika.

     (ii) that the media on which the Software is recorded is free of physical defects. Your sole remedy for defective media is replacement of the Software media.

THE WARRANTIES STATED HEREIN ARE THE SOLE AND EXCLUSIVE WARRANTIES EXPRESSED OR IMPLIED GIVEN BY OPTIKA. EXCEPT FOR THE FOREGOING, THE PRODUCT IS PROVIDED "AS IS" WITHOUT ANY WARRANTY OF ANY KIND INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. FURTHER, OPTIKA DOES NOT WARRANT, GUARANTEE OR MAKE ANY REPRESENTATIONS REGARDING THE USE, OR THE RESULTS OF THE USE , OF THE PRODUCT IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY, OR OTHERWISE. LICENSEE ACKNOWLEDGES AND AGREES THAT OPTIKA IS NOT RESPONSIBLE FOR AND WILL HAVE NO LIABILITY FOR HARDWARE, SOFTWARE, OR OTHER ITEMS OR ANY SERVICES PROVIDED BY ANY PERSONS OTHER THAN OPTIKA. OPTIKA DOES NOT WARRANT THAT THE PRODUCT IS ERROR-FREE OR WILL OPERATE WITHOUT INTERRUPTION.

LIMITATION OF LIABILITY OPTIKA SHALL NOT BE RESPONSIBLE OR LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS SOFTWARE LICENSE AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY: (A) FOR ANY DAMAGE OR LOSS DUE TO THE INEFFECTIVENESS, DEFECT, OR FAILURE OF THE PRODUCT, INCLUDING WITHOUT LIMITATION, ANY BUSINESS INTERRUPTION, LOST PROFITS, LOSS OR INACCURACY OF DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY, (B) FOR ANY INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES. OPTIKA'S LIABILITY SHALL IN NO EVENT EXCEED THE PURCHASE PRICE OF THE PRODUCT.

EXPORT Licensee shall not remove or export from the United States or re-export from anywhere any part of the Software except in compliance with and all licenses and approvals required under applicable export laws and regulations of the United States.

MISCELLANEOUS A party's failure to exercise, or delay in exercising any rights hereunder will not be deemed to be a waiver of such right. If any provision of this Agreement shall be held by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. This Agreement shall be construed pursuant to the laws of the State of Colorado and the United States without regard to conflicts of laws provisions thereof. NO VENDOR, DISTRIBUTOR, DEALER, RETAILER, SALES PERSON OR OTHER PERSON IS AUTHORIZED TO MODIFY THIS AGREEMENT OR TO MAKE ANY WARRANTY, REPRESENTATION OR PROMISE WHICH IS DIFFERENT THAN, OR IN ADDITION TO, THE REPRESENTATIONS OR PROMISES OF THIS LICENSE. No amendment to or modification of this Agreement will be binding unless in writing and signed by a duly authorized officer of Optika. Both parties agree that this Agreement is the complete and exclusive statement of the mutual understanding of the parties and supersedes and cancels all previous written and oral agreements and communications relating to the subject matter of this Agreement.